UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2025
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07 of this Current Report on Form 8-K, on May 21, 2025, the stockholders of Sila Realty Trust, Inc. (the "Company") approved the Amended and Restated 2014 Restricted Share Plan (as amended, the "Amended and Restated Restricted Share Plan") at the Company's 2025 Annual Meeting of Stockholders (the "Annual Meeting"). The Amended and Restated Restricted Share Plan increases the number of authorized shares of common stock reserved for issuance under the plan by 1,000,000 shares and provides for the continuation of the plan until it is terminated by the board of directors of the Company (the "Board").
A description of the material terms of the Amended and Restated Restricted Share Plan is set forth in Proposal No. 4 in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2025 (the "Proxy Statement"), and such description is incorporated by reference herein. The summary above is qualified in its entirety by reference to the full text of the Amended and Restated Restricted Share Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
As disclosed in the Proxy Statement, the Company held its Annual Meeting on May 21, 2025. At that time, the Company's stockholders (i) elected six directors – Z. Jamie Behar, Adrienne Kirby, Jonathan Kuchin, Verett Mims, Roger Pratt, and Michael Seton – to the Board of the Company to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) approved, on a non-binding advisory basis, the Company's executive compensation ("say-on-pay"); (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (iv) approved the Amended and Restated Restricted Share Plan.
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The voting results with respect to the election of directors were as follows:

Name of Director	For	Against	Abstain	Broker Non-Votes
Z. Jamie Behar	24,463,413	186,820	1,172,474	12,924,766
Adrienne Kirby	24,448,960	204,143	1,169,604	12,924,766
Jonathan Kuchin	24,246,199	405,781	1,170,727	12,924,766
Verett Mims	24,467,801	174,636	1,180,270	12,924,766
Roger Pratt	24,430,074	217,735	1,174,898	12,924,766
Michael Seton	24,484,080	162,673	1,175,954	12,924,766
PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The voting results with respect to the approval (on a non-binding advisory basis) of the Company's named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
23,348,416	1,124,641	1,349,650	12,924,766
PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, were as follows:

For	Against	Abstain
37,175,712	369,009	1,202,752
PROPOSAL NO. 4 — AMENDMENT OF THE COMPANY'S RESTRICTED SHARE PLAN
The voting results with respect to the approval of the Amended and Restated Restricted Share Plan were as follows:

For	Against	Abstain	Broker Non-Votes
23,001,588	1,500,886	1,320,233	12,924,766

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1	Amended and Restated Restricted Share Plan, dated April 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: May 21, 2025	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer